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PROXY                DIAMOND MULTIMEDIA SYSTEMS, INC.               EXHIBIT 99.2

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby authorizes WILLIAM J. SCHROEDER and JAMES M. WALKER, as Proxies with full power in each to act without the other and with the power of substitution in each, to represent and to vote all the shares of stock the undersigned is entitled to vote at the Special Meeting of Stockholders of
Diamond Multimedia Systems, Inc. to be held on             , 1999, or at any
postponement or adjournment thereof on the following matters set forth on the reverse side.

[X] Please mark votes as in this example

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

(1) Proposal to approve the merger between Diamond Multimedia Systems, Inc. and a wholly owned subsidiary of S3 Incorporated.

            [ ]  FOR            [ ]  AGAINST            [ ]  ABSTAIN
                  (Continued and to be signed on reverse side)

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting and any adjournments thereof.
            [ ]  FOR            [ ]  AGAINST            [ ]  ABSTAIN

                                                MARK HERE FOR ADDRESS CHANGE AND
                                                NOTE AT LEFT                 [ ]

                                                PLEASE MARK, SIGN, DATE AND
                                                RETURN THE PROXY PROMPTLY USING
                                                THE ENCLOSED ENVELOPE.

                                                Please sign where indicated
                                                below. When shares are held by
                                                joint tenants, both should sign.
                                                When signing as attorney,
                                                executor, administrator, trustee
                                                or guardian, please give full
                                                title as such. If a corporation,
                                                please sign in full corporate
                                                name by an authorized officer.
                                                If a partnership, please sign in
                                                full partnership name by an
                                                authorized person.

                                                Dated:
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                                                           Signature
                                                Dated:
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                                                           Signature